                                   FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                           DA Consulting Group, Inc.
         -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                Texas                                   76-0418488
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(State of incorporation or organization)  (I.R.S. Employer Identification No.)


   5847 San Felipe Road, Suite 3700,
             Houston, TX                                  77057
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(Address of principal executive offices)               (zip code)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form
relates:       333-43989     (if applicable)
          ------------------

     Securities to be registered pursuant to Section 12(b) of the Act:  None.

          Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.01 par value
                         -----------------------------
                                (Title of class)
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Item 1.   Description of Registrant's Securities To Be Registered.
          --------------------------------------------------------

          The Common Stock, par value $0.01 of DA Consulting Group, Inc. (the "Registrant" or the "Company") is described under the Caption "Description of Capital Stock" in Registration Statement No. 333-43989 (the "Registration Statement") on Form S-1 filed by the Registrant with the Securities and Exchange
Commission under the Securities Act of 1933,  as amended.   The section entitled
"Description of Capital Stock" in the form of prospectus included in the Registration Statement, including any form of the prospectus contained therein to be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, is incorporated herein by reference.


Item 2.   Exhibits.
          --------

     Exhibit No.        Description of Exhibit
     -----------        ----------------------

          1 Amended and Restated Articles of Incorporation of Registrant. (Incorporated by reference to Exhibit
                        3.1 of the Registration Statement.)

          2 By-laws of Registrant. (Incorporated by reference to Exhibit 3.2 of the Registration Statement.)

          3             Specimen Common Stock Certificate of
                        Registrant. (Incorporated by reference to Exhibit 4.1 of the Registration Statement.)

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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                               DA CONSULTING GROUP, INC.


                                   /s/ Michael J. Mackey
Date: April 20, 1998           By:_________________________
                                  Michael J. Mackey
                                  Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

Exhibit Number and Description of Exhibit
-----------------------------------------

1 Amended and Restated Articles of Incorporation of Registrant. (Incorporated by reference to Exhibit 3.1 of the Registration Statement.)

2 By-laws of Registrant. (Incorporated by reference to Exhibit 3.2 of the Registration Statement.)

3 Specimen Common Stock Certificate of Registrant. (Incorporated by reference to Exhibit 4.1 of the Registration Statement.)

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